February 2022 ARGO GROUP Investor Presentation Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements, both with respect to Argo Group International Holdings, Ltd. (“Argo Group”, “we”, or “our”) and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project," "anticipate," “seek,” "will," “likely,” “assume,” “estimate,” "may," “continue,” “guidance,” “objective,” “vision,” “strategy,” “positioned,” “remain optimistic,” "path toward," “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. There can be no assurance that actual developments will be those anticipated by Argo Group. Actual results may differ materially as a result of significant risks and uncertainties including but not limited to the continuing impact of the novel coronavirus pandemic and related economic matters; changes in the pricing environment including those due to the cyclical nature of the insurance industry; increased competition; the adequacy of our projected loss reserves including development of claims that varies from that which was expected when loss reserves were established, adverse legal rulings which may impact the liability under insurance contracts beyond that which was anticipated when the reserves were established, development of new theories related to coverage which may increase liabilities under insurance contracts beyond that which were anticipated when the loss reserves were established, and reinsurance coverage being other than what was anticipated when the loss reserves were established; changes in tax regulations or laws applicable to us, our subsidiaries, brokers or customers; state, federal and foreign regulations that may impede our ability to charge adequate rates and efficiently allocate capital; changes in insurance regulations in the U.S. or other jurisdictions in which we operate; actions by our competitors, many of which are larger or have greater financial resources than we do; the inability to retain key personnel; natural and/or man-made disasters, including terrorist acts; impact of global climate change; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the inability to collect reinsurance recoverables; a downgrade in our financial strength ratings; changes in general economic and/or industry specific conditions, including inflation or deflation, foreign currency exchange rates, interest rates, and other similar factors; changes in the financial markets that impact investment income and the fair market values of our investments; changes in asset valuations; failure to execute information technology strategies; exposure to an information security breach; failure of outsourced service providers; failure to execute on expense targets; inability to successfully execute our business plan, divestitures, mergers or acquisitions; and costs associated with shareholder activism. For a more detailed discussion of such risks and uncertainties, see Item 1A, “Risk Factors” in Argo Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as supplemented in Part II, Item 1A, “Risk Factors” of Argo Group’s subsequent Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo Group that Argo Group’s objectives will be achieved. Argo Group undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on any such statements. Use of Non-GAAP Financial Information In presenting the Company's results, management has included and discussed in this press release certain non-generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). For additional information, please see Argo Group’s Current Report on Form 8-K issued on February 22, 2022, which is available on the SEC’s website and also at http://www.argolimited.com, and the Appendix to this presentation.

A U.S.-Focused Specialty Insurer A distinctive U.S.-focused specialty insurer with well-established businesses operating in key specialty markets ARGO GROUP ~90% of Companywide Premium from U.S. Domiciled Risks U.S. Operations Differentiated Excess & Surplus (E&S) and specialty admitted platform Strong history of profitability and growth demonstrated by a 10-year average combined ratio of 93.7% Organized into 12 business units segmented by niche specialty Bermuda Insurance Underwriting risks that are not placed in U.S. markets in casualty, professional and property lines Robust historical underwriting results over 10+ year period demonstrated by a 10-year average combined ratio of 72.7% Syndicate 1200 Focused on U.S. non-admitted and global specialty risks Class profile narrowed following re-underwriting actions Reinsurance to close (RITC) transaction creates focused risk profile

Argo Group Strategy Operate as a specialty property and casualty insurer achieving a combined ratio in the low 90% range Enforce and embrace a culture of accountability and integrity whereby the organization adheres to a core set of values Encourage innovation and process improvement ensuring that the organization is well-positioned for success Focus on profitability and highest returning businesses with portfolio rationalization as an ongoing process Improve resource efficiency and drive expense ratio improvement

Announced Actions Aligned With Strategic Priorities

U.S. Operations


Exited U.S. Grocery & Retail (~$30M of GWP[1])
Sold Renewal Rights to Contract Binding P&C Business (~$150M of GWP[1])
Sold Renewal Rights to U.S. Specialty Property Business (~$75M of GWP[1])
2020
2021
2022
Announced Syndicate 1200 Reinsurance-To-Close, 2017 and Prior Years
Exited Reinsurance Business / Ariel Re (~$320M of GWP[1])
Exited European Underwriting Outside of Lloyd's (~$95M of GWP[1])
Announced an Agreement to Sell Brazilian Operations, Argo Seguros (~$75M of GWP[1,2])
Exited London Property D&F and North American Binders business in Syndicate 1200 (~$80M of GWP[1])

International Operations

Note: The timeline above is a directional representation of portfolio related actions that have been formally announced.
[1]Gross written premium ("GWP") amounts shown above represent 2020 figures.
[2]Announced the completion of the sale of Argo Seguros on February 15, 2022.

5

U.S. retention ratio (Net Written Premium (NWP) / GWP) has been impacted by fronting business Business exits include U.S. Grocery & Retail, Contract Binding P&C business, U.S. Specialty Property and other lines of business that are no longer written U.S. Operations Gross Written Premium (GWP) $ in millions U.S. Operations Historical Combined Ratio U.S. Pro-Forma Business Combined Ratio U.S. Exited Business Combined Ratio U.S. Pro-Forma Business Profile Post-Portfolio Changes Exited Business GWP U.S. Pro-Forma Business GWP U.S. Retention excluding Fronting U.S. Retention including Fronting

Int’l retention ratio (NWP / GWP) increasing due to strategic repositioning of the portfolio toward less catastrophe exposed lines of business Business exits include Ariel Re, Argo Seguros, Brazil and the planned exits of businesses in Italy and Malta and reflects re-underwritten and / or other lines of business in Syndicate 1200 that are no longer written Int’l Pro-Forma Business Profile Post-Portfolio Changes Exited Business GWP Int’l Pro-Forma Business GWP Int’l Retention International Operations Historical Combined Ratio Int’l Pro-Forma Business Combined Ratio Int’l Exited Business Combined Ratio International Operations Gross Written Premium $ in millions

Net Catastrophe Losses vs. Insured Industry Losses2 Volatility Reduction Actions Insured Industry Catastrophe Losses2 Argo Group Net Catastrophe Losses Argo Group Hurricane Ida Net Catastrophe Losses Argo Group Winter Storm Uri Net Catastrophe Losses $ in millions unless otherwise noted. 1Catastrophe losses exclude the impact of reinstatement premiums (“RIPs”). 2Insurance industry natural catastrophe losses estimated by Swiss Re SIGMA. 3Includes losses related to COVID-19 of $73.2 million and $12.4 million in 2020 and 2021, respectively. $93 Strategic focus on reducing the volatility of underwriting results through exiting and divesting non-core businesses is evident in 2021 catastrophe loss results Argo Pro-Forma vs. Exited Business Net Catastrophe Losses1 Pro-Forma Catastrophe Losses1 Exited Business Catastrophe Losses1 3 3

20% Workforce (Nearly 300 headcount decrease) 35% Outside Services (Contract review and prioritization; more than $30M) 40% Real Estate Expense (Footprint reduction; $8M savings) Expense Initiatives Anticipated Savings (vs. 2019) Expense Ratio 2019 Expense Ratio 2020 Expense Ratio 2022E Expense Ratio 2021 Expense Ratio 38.5% Acquisition Expense Ratio General & Administrative Expense Ratio 36.8% Expense Reduction Actions 1Since July 1, 2020, includes the sale of Brazilian operations. 2Since year-end 2019 vs. 2022 projections. 32020 Expense Ratio reflects the Company’s updated accounting practices impacting the classification of non-operating expenses. 1 2 2 37.5%3

Underlying underwriting results are strong while the overall combined ratio was impacted by adverse prior year development primarily in our run-off lines and in businesses we have significantly remediated or exited 105.4% Guidance Low-End Guidance High-End FY 2021 Actual 96.0% 93.6% 105.6% 105.0% $80.3 million or 4.2 loss ratio points of catastrophe losses $12.4 million or 0.6 combined ratio points of catastrophe (CAT) related COVID-19 losses Current accident year combined ratio, excluding catastrophes, improved materially from FY 2020 Strong rate improvement, as well as underwriting and expense actions driving current accident year ex-CAT margin improvement 1Reconciliation of non-GAAP financial measure to its most directly comparable U.S. GAAP measure is included in the appendix of this presentation. FY 2020 Actual 100.8% 95.3% 94.9% $138.3 million or 7.2 loss ratio points of adverse prior year development 2021 Guidance 98.0% COVID Losses Prior Year Development CAY Ex-CAT Combined Ratio1 101.3% CAT Losses Combined Ratio Results vs. 2021 Guidance

Financial Objectives 2022 Financial Objectives Margins 92% to 95% Combined Ratio Returns 9% to 11% Operating Return on Common Equity (Operating ROACE)2 Growth Double-Digit Net Earned Premium Growth1 1Excluding the impact of business exits and divestitures of approximately $280 million. 2The Company is not providing a 2022 objective for ROACE, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts.

Key actions to deliver an 9% to 11% operating return on common equity in 2022 Operating Return on Common Equity Glidepath 9% 11% 1 1 1Reconciliation of non-GAAP financial measure to its most directly comparable U.S. GAAP measure is included in the appendix of this presentation. The Company is not providing a 2022 estimate for ROACE, the most directly comparable GAAP measure, because the Company is unable to predict certain items contained in the GAAP measure without unreasonable efforts

Balanced Investment Strategy December 31, 2021 Portfolio Mix Portfolio Characteristics $ in millions, unless otherwise noted (1) Duration includes cash & equivalents. (2) Book yield is pre-tax & includes all fixed maturities. December 31, 2018 Portfolio Mix Net Investment Income Duration of 2.8 years(1) Average rating of ‘A1/A+’ Fixed income book yield of 2.10%(2) Focused on asset-liability management Reallocating internally managed accounts to external core managers Total: $4.9 Billion Short Term & Cash Equities Core Debt High Yield Debt Alternatives Total: $5.5 Billion Short Term & Cash Equities Core Debt High Yield Debt Alternatives

Proactive Approach to Capital Management Commitment to ensure strong levels of capital are maintained to support our regulatory and rating agency obligations Focused on capital stewardship: return capital to shareholders when it is more financially attractive to do so than deploying elsewhere in the business Deploy capital into the business for organic growth and investments Support the balance sheet and desired ratings Strategic M&A and opportunistic inorganic growth opportunities Return excess capital to shareholders

We Believe We Are Well-Positioned to Create Value in 2022 and Beyond Positioned for growth in attractive markets 90%+ U.S. domiciled risks Benefitting from improving market conditions Dynamic and disciplined approach to business Expense initiatives in place anticipated to remove costs and achieve a 36% expense ratio target for the full year 2022 Investing in technology to improve operating efficiency and risk selection, while reducing overall expenses Balanced investment portfolio to support underwriting operations Strong balance sheet with modest financial leverage ü ü ü ü ü ü ü ü

Appendix

U.S. Operations: 66% of Companywide NWP Segment Overview Net Written Premiums by Business Mix Gross Written Premium Argo Construction – Offers primary and excess casualty coverage to the construction segment Argo Pro – Customer service focused Directors & Officers and Errors & Omissions specialty platform Argo Surety – Top 10 surety writer in the U.S. Casualty – Offers coverage to a range of industries on a primary and excess basis Programs – Underwrites select specialty programs and provides fronting for state-sponsored funds Environmental – Provides coverage to the environmental industry and those that face environmental liabilities Inland Marine – Growth business offering specialist coverage Property Liability Professional Lines Specialty $ in millions 1Reconciliation of non-GAAP financial measure to its most directly comparable U.S. GAAP measure is included in the appendix of this presentation. CAY ex-CAT Combined Ratio1

International Operations: 34% of Companywide NWP Segment Overview Net Written Premiums by Business Mix Gross Written Premium Property Liability Professional Lines Specialty Focused on U.S. and worldwide insurance risks written in Lloyd’s and Bermuda markets Established multi-class platform at Lloyd’s of London Focused on specialty classes for predominantly U.S. domiciled risks Underwritten through Syndicate 1200 Bermuda platform underwrites excess casualty, professional lines and property insurance CAY ex-CAT Combined Ratio1 $ in millions 1Reconciliation of non-GAAP financial measure to its most directly comparable U.S. GAAP measure is included in the appendix of this presentation.

Argo's Ongoing Commitment to ESG

Argo's corporate responsibility to stakeholders requires that we hold ourselves to the highest standards by being stewards of the environment, advancing our societal impact and providing transparent corporate governance – our 3rd ESG Annual Report is expected to be issued in March 2022

Environmental

- Objectives based on United Nations Sustainable Development Goals
- Climate-related disclosures
- Greenhouse Gas reductions achieved for 2021 and objectives set to 2023
- ClimateWise membership
- Climate risk management framework
- Energy Star-certified office locations
- Clean energy value chain insurer

Social

- Maturing diversity and inclusion program with strong Employee Resource Groups
- Sponsored the Spencer Foundation's first Diversity Scholarship
- Signatory of Women in Finance Charter
- Established paid caregiver leave and enhanced flexible workplace policies
- Signatory of the United Nations Principles for Responsible Investments

Governance

- Refreshed and declassified Board, with annual elections
- Enhanced long-term incentive program
- Extensive review and enhancement of governance controls
- ESG Oversight established at Board level
- ESG key performance indicator dashboard reported to Executive Team
- Ongoing shareholder engagement regarding corporate governance

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Reconciliation of Non-GAAP Measures

RECONCILIATION OF CONSOLIDATED CAY EX-CAT LOSS AND COMBINED RATIOS
(unaudited)

	For the Years Ended December 31,					
	2021		2020		2019	
(in millions)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Earned premiums	$ 1,910.1		$ 1,780.5		$ 1,729.7	
Losses and loss adjustment expenses, as reported	$ 1,314.6	68.8 %	$ 1,208.8	67.9 %	$ 1,220.7	70.6 %
Less:						
Favorable (unfavorable) prior accident year loss development	(138.3)	(7.2)%	(7.7)	(0.4)%	(138.1)	(8.0)%
Catastrophe losses, including COVID-19	(92.7)	(4.8)%	(179.2)	(10.1)%	(33.6)	(1.9)%
Current accident year non-catastrophe losses (non-GAAP)	$ 1,083.6	56.8 %	$ 1,021.9	57.4 %	$ 1,049.0	60.7 %
Expense ratio		36.8 %		37.5 %		38.5 %
Current accident year non-catastrophe combined ratio (non-GAAP)		93.6 %		94.9 %		99.2 %

"CAY ex-CAT combined ratio" and the "CAY ex-CAT loss ratio" are internal measures used by the management of the Company to evaluate the performance of its underwriting activity and represents the net amount of underwriting income excluding catastrophe related charges and the impact of changes to prior year loss reserves. Although this measure does not replace the GAAP combined ratio, it provides management with a view of the quality of earnings generated by underwriting activity for the current accident year.

20

Reconciliation of Non-GAAP Measures

RECONCILIATION OF U.S. OPERATIONS CAY EX-CAT LOSS AND COMBINED RATIOS
(unaudited)

	For the Years Ended December 31,					
	2021		2020		2019	
(in millions)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Earned premiums	$ 1,283.7		$ 1,207.6		$ 1,119.9	
Losses and loss adjustment expenses, as reported	$ 908.2	70.7 %	$ 768.7	63.7 %	$ 690.4	61.7 %
Less:						
Favorable prior accident year loss development	(120.9)	(9.4)%	(2.4)	(0.2)%	(15.7)	(1.4)%
Catastrophe losses, including COVID-19 [2]	(36.1)	(2.8)%	(56.2)	(4.6)%	(14.4)	(1.3)%
Current accident year non-catastrophe losses (non-GAAP)	$ 751.2	58.5 %	$ 710.1	58.9 %	$ 660.3	59.0 %
Expense ratio		32.7 %		32.2 %		32.9 %
Current accident year non-catastrophe combined ratio (non-GAAP)		91.2 %		91.1 %		91.9 %

"CAY ex-CAT combined ratio" and the "CAY ex-CAT loss ratio" are internal measures used by the management of the Company to evaluate the performance of its underwriting activity and represents the net amount of underwriting income excluding catastrophe related charges and the impact of changes to prior year loss reserves. Although this measure does not replace the GAAP combined ratio, it provides management with a view of the quality of earnings generated by underwriting activity for the current accident year.

21

Reconciliation of Non-GAAP Measures

RECONCILIATION OF INTERNATIONAL OPERATIONS CAY EX-CAT LOSS AND COMBINED RATIOS
(unaudited)

	For the Years Ended December 31,					
	2021		2020		2019	
(in millions)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Earned premiums	$ 625.8		$ 572.5		$ 609.6	
Losses and loss adjustment expenses, as reported	$ 362.1	57.9 %	$ 428.6	74.9 %	$ 518.3	85.0 %
Less:						
Favorable (unfavorable) prior accident year loss development	26.9	4.3 %	6.2	1.1 %	(110.4)	(18.1)%
Catastrophe losses, including COVID-19	(56.6)	(9.1)%	(123.0)	(21.5)%	(19.2)	(3.1)%
Current accident year non-catastrophe losses (non-GAAP)	$ 332.4	53.1 %	$ 311.8	54.5 %	$ 388.7	63.8 %
Expense ratio		39.3 %		42.2 %		41.0 %
Current accident year non-catastrophe combined ratio (non-GAAP)		92.4 %		96.7 %		104.8 %

"CAY ex-CAT combined ratio" and the "CAY ex-CAT loss ratio" are internal measures used by the management of the Company to evaluate the performance of its underwriting activity and represents the net amount of underwriting income excluding catastrophe related charges and the impact of changes to prior year loss reserves. Although this measure does not replace the GAAP combined ratio, it provides management with a view of the quality of earnings generated by underwriting activity for the current accident year.

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Reconciliation of Non-GAAP Measures “Operating income (loss)" is an internal performance measure used in the management of the Company's operations and represents operating results after-tax (at an assumed effective tax rate of 15%) and preferred share dividends excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, non- operating expenses, and other similar non-recurring items. The Company excludes net realized investment gains or losses, net foreign exchange gain or loss, non-operating expenses, and other similar non-recurring items from the calculation of operating income because these amounts are influenced by and fluctuate in part, by market conditions that are outside of management’s control. RECONCILIATION OF OPERATING INCOME (LOSS) TO NET INCOME (LOSS) CONSOLIDATED (in millions, except per share amounts) (unaudited)     Three Months Ended   Year Ended     December 31,   December 31,     2021   2020   2021   2020 Net income (loss), as reported   $(116.2)   $(0.9)   $5.8   $(54.1) Income tax provision (benefit)   (16.0)   0.8   0.1   7.7 Net income (loss), before taxes   (132.2)   (0.1)   5.9   (46.4) Add (deduct):                 Net realized investment (gains) losses   (0.7)   (20.4)   (33.2)   3.6 Foreign currency exchange (gains) losses   (2.8)   1.8   1.6   15.4 Non-operating expenses   22.8   11.3   43.7   21.1 Impairment of goodwill   43.2   —   43.2   — Operating income before taxes and preferred share dividends   (69.7)   (7.4)   61.2   (6.3) Income tax provision, at assumed rate (1)   (10.5)   (1.1)   9.2   (0.9) Preferred share dividends   2.6   2.6   10.5   4.6 Operating income (loss)   $(61.8)   $(8.9)   $41.5   $(10.0)                   Operating income (loss) per common share (diluted)   $(1.77)   $(0.26)   $1.19   $(0.29)                   Weighted average common shares, diluted   34.9   34.7   34.8   34.6

Reconciliation of Non-GAAP Measures "Annualized operating return on average common shareholders' equity" is calculated using operating income (loss) (as defined on slide 23 and annualized in the manner described for net income (loss) attributable to common shareholders ("ROACE")) and average common shareholders' equity. In calculating ROACE, the net income attributable to common shareholders for the period is multiplied by the number of periods in a calendar year to arrive at annualized net income available to common shareholders. OPERATING ROACE ANALYSIS (in millions, except per share amounts) (unaudited)     Three Months Ended   Year Ended     December 31,   December 31,     2021   2020   2021   2020 Net income (loss) attributable to common shareholders   $(118.8)   $(3.5)   $(4.7)   $(58.7) Operating income (loss)   (61.8)   (8.9)   41.5   (10.0)                   Common Shareholders' Equity - Beginning of period   $1,743.6   $1,704.7   $1,713.8   $1,763.7 Common Shareholders' Equity - End of period   1,590.4   1,713.8   1,590.4   1,713.8 Average Common Shareholders' Equity   $1,667.0   $1,709.3   $1,652.1   $1,738.8                   Annualized return on average common shareholders' equity   (28.5)%   (0.8)%   (0.3)%   (3.4)% Annualized operating return on average common shareholders' equity   (14.8)%   (2.1)%   2.5%   (0.6)%